UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2015

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number) P.O. Box 9161 800 South Street Waltham, Massachusetts 02454-9161 (Address of Principal Executive Offices) (781) 894-8800 (Registrant’s telephone number, including area code)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01             Completion of Acquisition or Disposition of Assets.

On June 1, 2015, Global Partners LP, a Delaware limited partnership (the “Partnership”) completed the acquisition of 97 primarily Mobil and Exxon branded owned or leased retail gas stations and seven dealer supply contracts in New York City and Prince George’s County, Maryland, along with certain related supply, franchise agreements and third party leases and other assets associated with the operations (the “CPG Acquisition”) from Liberty Petroleum Realty, LLC, East River Petroleum Realty, LLC, Big Apple Petroleum Realty, LLC, White Oak Petroleum, LLC, Anacostia Realty, LLC, Mount Vernon Petroleum Realty, LLC and DAG Realty, LLC (collectively, “Capitol Petroleum Group”) pursuant to the Sale and Purchase Agreement, dated as of April 9, 2015, by and among the Capitol Petroleum Group, as Seller and the Partnership, as Buyer (the “Purchase Agreement”).  The purchase price, subject to closing adjustments, was approximately $156 million. The CPG Acquisition was financed with borrowings under the Partnership’s revolving credit facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on April 15, 2015 and which is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Any financial statements that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Exhibit
2.1*

Sale And Purchase Agreement, dated as of April 9, 2015, by and among Liberty Petroleum Realty, LLC, East River Petroleum Realty, LLC, Big Apple Petroleum Realty, LLC, White Oak Petroleum, LLC, Anacostia Realty, LLC, Mount Vernon Petroleum Realty, LLC and DAG Realty, LLC, as Seller and Global Partners LP, as Buyer (incorporated by reference to Exhibit 2.1 to Global Partners LP’s Current Report on Form 8-K filed on April 15, 2015 (File No. 001- 32593).

* The schedules and similar attachments to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules and similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its general partner

Dated: June 5, 2015

		By:	/s/ Edward J. Faneuil
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1*

Sale And Purchase Agreement, dated as of April 9, 2015, by and among Liberty Petroleum Realty, LLC, East River Petroleum Realty, LLC, Big Apple Petroleum Realty, LLC, White Oak Petroleum, LLC, Anacostia Realty, LLC, Mount Vernon Petroleum Realty, LLC and DAG Realty, LLC, as Seller and Global Partners LP, as Buyer (incorporated by reference to Exhibit 2.1 to Global Partners LP’s Current Report on Form 8-K filed on April 15, 2015 (File No. 001- 32593).

* The schedules and similar attachments to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules and similar attachments to the Securities and Exchange Commission upon request.